UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011

_________________

Gardner Denver, Inc.
(Exact name of registrant as specified in its charter)

_________________

Delaware	1-13215	76-0419383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Liberty Ridge Drive, Suite 3000 Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)
(610) 249-2000 (Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Credit Agreement

On November 21, 2011, Gardner Denver, Inc. (the “Company”) entered into Amendment No. 1 to Credit Agreement (the “Amendment”), which amended the Company’s credit agreement with a syndicate of lenders dated September 19, 2008 (the “Credit Agreement”). The Amendment adds a $200 million term loan (the “2011 Term Loan”) to the credit facility. The 2011 Term Loan matures on October 15, 2013 and is payable in seven quarterly installments beginning on March 31, 2012, each equal to 2.5% of the aggregate 2011 Term Loan, with one final installment payable at maturity.

The interest rate applicable to the 2011 Term Loan is, at the Company’s option, either a base rate (as defined in the Credit Agreement) plus an adjustable applicable margin percentage or a Eurocurrency rate (as defined in the Credit Agreement) plus an adjustable applicable margin percentage. The initial applicable margin percentages are 0.5% and 1.5%, respectively.

Customary event of default provisions contained in the Credit Agreement are applicable to the 2011 Term Loan, including a change of control.  Under the Credit Agreement, if an event of default occurs, the lenders will be entitled to take various actions, including the acceleration of amounts due.

The Credit Agreement, listed as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Relationship to Lenders

The Company has, may have had or may yet have customary banking relationships with the lenders under the Amendment, including but not limited to investment banking, underwriting, lending, commercial banking and other advisory services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1
Credit Agreement, dated September 19, 2008, between Gardner Denver, Inc., Gardner Denver Holdings GmbH & Co. KG, GD First (UK) Limited, JPMorgan Chase Bank, N.A., individually and as LC Issuer, the Swing Line Lender and as Agent for the Lenders, Bank of America, N.A., individually and as the Syndication Agent, Mizuho Corporate Bank Ltd. and U.S. Bank, National Association, individually and as Documentation Agents, J.P. Morgan Securities Inc., individually and as sole Lead Arranger and sole Book Runner, and the other Lenders named therein, filed as Exhibit 10.1 to Gardner Denver, Inc.’s Current Report on Form 8-K, filed October 21, 2008, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDNER DENVER, INC.
Date: November 28, 2011	By:	/s/ Brent A. Walters
Brent A. Walters
Vice President, General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
Exhibit 10.1
Credit Agreement, dated September 19, 2008, between Gardner Denver, Inc., Gardner Denver Holdings GmbH & Co. KG, GD First (UK) Limited, JPMorgan Chase Bank, N.A., individually and as LC Issuer, the Swing Line Lender and as Agent for the Lenders, Bank of America, N.A., individually and as the Syndication Agent, Mizuho Corporate Bank Ltd. and U.S. Bank, National Association, individually and as Documentation Agents, J.P. Morgan Securities Inc., individually and as sole Lead Arranger and sole Book Runner, and the other Lenders named therein, filed as Exhibit 10.1 to Gardner Denver, Inc.’s Current Report on Form 8-K, filed October 21, 2008, and incorporated herein by reference.